UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2017

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Plug Power Inc. (the “Company”) held a special meeting of stockholders on October 23, 2017 (the “Special Meeting”).  At the Special Meeting, the Company’s stockholders voted upon the following five proposals, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 18, 2017:

1.              A proposal to ratify the filing and effectiveness of the certificate of amendment to the Company’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 21, 2000 and the increase in the number of shares of the Company’s authorized common stock, par value $0.01 per share (the “Common Stock”), effected thereby (the “2000 Share Increase Amendment Ratification”).

2.              A proposal to ratify the filing and effectiveness of the certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on July 25, 2014 and the increase in the number of shares of the Company’s authorized Common Stock effected thereby (the “2014 Share Increase Amendment Ratification”).

3.              A proposal to ratify the filing and effectiveness of the certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on June 30, 2017 and the increase in the number of shares of the Company’s authorized Common Stock effected thereby (the “2017 Share Increase Amendment Ratification” and, together with the 2000 Share Increase Amendment Ratification and the 2014 Share increase Amendment Ratification, the “Share Increase Amendment Ratifications”).

4.              A proposal to ratify the filing and effectiveness of the certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on May 19, 2011 and the 1-for-10 reverse stock split effected thereby (“Reverse Stock Split Amendment Ratification” and, together with the Share Increase Amendment Ratifications, the “Ratifications”).

5.              A proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the Ratifications (the “Adjournment Proposal”).

The votes cast with respect to each of the proposals are set forth below. There were no broker non-votes with respect to any of the proposals.

1.              Approval of 2000 Share Increase Amendment Ratification:

Votes For	Votes Against	Votes Abstaining
150,993,609	12,207,389	3,812,491

2.              Approval of the 2014 Share Increase Amendment Ratification:

Votes For	Votes Against	Votes Abstaining
149,159,786	14,100,881	3,752,822

3.              Approval of the 2017 Share Increase Amendment Ratification:

Votes For	Votes Against	Votes Abstaining
146,552,052	17,028,878	3,432,559

4.              Approval of the Reverse Stock Split Amendment Ratification:

Votes For	Votes Against	Votes Abstaining
146,140,204	17,193,552	3,679,733

5.              Approval of the Adjournment Proposal:

Votes For	Votes Against	Votes Abstaining
144,537,933	18,501,735	3,973,821

The results reported above are the final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date:	October 24, 2017	By:	/s/ Gerard L. Conway, Jr.
		Name:	Gerard L. Conway, Jr.
		Title:	General Counsel and Corporate Secretary